UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2011 (June 30, 2011)

Behringer Harvard Short-Term Opportunity Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On June 30, 2011, Behringer Harvard Landmark LP, a wholly-owned subsidiary of Behringer Harvard Short-Term Opportunity Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), sold two buildings in Dallas, Texas to an unaffiliated buyer.  As previously disclosed, we have retained a back-end promoted interest in distributable cash related to the buildings after the buyer has achieved a specified return.  The buildings are comprised of  a two-story office building containing approximately 122,000 square feet located on approximately 8.6 acres of land in Dallas, Texas (“Landmark I”) and an additional two-story office building containing approximately 135,000 square feet on approximately 11.3 acres of land (“Landmark II”)  (collectively, “Landmark I & II”).

The contract sales price for Landmark I & II was $16.25 million. Proceeds from the sale of the asset were used to fully satisfy the existing indebtedness associated with the property, after closing costs.

Item 9.01                      Financial Statements and Exhibits.

Behringer Harvard Short-Term Opportunity Fund I LP
Unaudited Pro Forma Consolidated Financial Information

On June 30, 2011, Behringer Harvard Landmark, LP, our wholly-owned subsidiary, sold Landmark I & II for a contract sales price of $16.25 million, exclusive of closing costs.  Proceeds were used to fully satisfy the existing indebtedness of $21.0 million associated with the property.  This transaction resulted in an asset impairment charge of approximately $8.6 million and a gain on troubled debt restructuring of approximately $4.8 million.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Landmark I & II.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Short-Term Opportunity Fund I LP
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2011
(in thousands, except unit amounts)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of Landmark I & II as of March 31, 2011.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2011.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2011, nor does it purport to represent our future financial position.

	March 31, 2011	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	March 31, 2011
Assets
Real estate
Land	$29,270	$(6,872)	$22,398
Buildings and improvements, net	94,930	(16,726)	78,204
Total real estate	124,200	(23,598)	100,602

Real estate inventory, net	61,439	-	61,439
Cash and cash equivalents	2,879	487	3,366
Restricted cash	3,500	(315)	3,185
Accounts receivable, net	3,803	(549)	3,254
Prepaid expenses and other assets	876	-	876
Furniture, fixtures, and equipment, net	888	-	888
Deferred financing fees, net	552	-	552
Lease intangibles, net	3,041	(914)	2,127
Total assets	$201,178	$(24,889)	$176,289

Liabilities and partners' capital
Liabilities
Notes payable	$154,781	$(21,000)	$133,781
Note payable to related party	12,018	-	12,018
Accounts payable	2,405	-	2,405
Payables to related parties	2,628	-	2,628
Accrued liabilities	6,694	(145)	6,549
Total liabilities	178,526	(21,145)	157,381

Commitments and contingencies

Partners' capital
Limited partners, 44,000,000 units authorized;
10,803,839 units issued and outstanding	(9,742)	(3,744)	(13,486)
General partners	36,791	-	36,791
Total Partners' capital	27,049	(3,744)	23,305
Noncontrolling interest	(4,397)	-	(4,397)
Total equity	22,652	(3,744)	18,908
Total liabilities and partners' capital	$201,178	$(24,889)	$176,289

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Short-Term Opportunity Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March, 31, 2011
(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Landmark I & II as of January 1, 2010.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March, 31, 2011.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, which include the asset impairment charge and gain on troubled debt restructuring, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2010 nor does it purport to represent our future operations.

	Three Months Ended March 31, 2011 as Reported	Pro Forma Adjustments	Pro Forma Three Months Ended
	(a)	(b)	March 31, 2011

Revenues
Rental revenue	$2,616	$(672)	$1,944
Hotel revenue	4,077	-	4,077
Total revenues	6,693	(672)	6,021

Expenses
Property operating expenses	4,299	(406)	3,893
Asset impairment loss	2,700	-	2,700
Interest expense, net	1,919	(223)	1,696
Real estate taxes, net	682	(126)	556
Property and asset management fees	457	(84)	373
General and administrative	207	-	207
Depreciation and amortization	1,700	(253)	1,447
Total expenses	11,964	(1,092)	10,872

Interest income	61	-	61
Income (loss) before income taxes	(5,210)	420	(4,790)

Provision for income taxes	(48)	-	(48)

Net loss	(5,258)	420	(4,838)

Net loss attributable to noncontrolling interest	284		284

Net loss attributable to the Partnership	$(4,974)		$(4,554)

Weighted average number of limited
partnership units outstanding	10,804		10,804

Basic and diluted net loss per limited partnership unit	$(0.46)		$(0.42)

See accompanying unaudited notes to pro forma consolidated financial statements.

 Behringer Harvard Short-Term Opportunity Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2010
(in thousands, except per unit amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Landmark I & II as of January 1, 2010.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, which include the asset impairment charge and gain on troubled debt restructuring, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2010 nor does it purport to represent our future operations.

	Year Ended
	December 31, 2010	Pro Forma	Pro Forma
	as Reported	Adjustments	Year Ended
	(a)	(b)	December 31, 2010

Revenues
Rental revenue	$10,356	$(2,406)	$7,950
Hotel revenue	12,732	-	12,732
Real estate inventory sales	1,680	-	1,680
Total revenues	24,768	(2,406)	22,362

Expenses
Property operating expenses	16,296	(1,036)	15,260
Asset impairment loss	5,118	-	5,118
Inventory valuation adjustment	1,886	-	1,886
Interest expense, net	5,796	(501)	5,295
Real estate taxes, net	2,586	(442)	2,144
Property and asset management fees	1,738	(276)	1,462
General and administrative	1,143	-	1,143
Advertising costs	282	-	282
Depreciation and amortization	6,985	(1,001)	5,984
Cost of real estate inventory sales	1,718	-	1,718
Total expenses	43,548	(3,256)	40,292

Interest income	146	-	146
Loss on derivative instrument, net	(39)	-	(39)
Gain on troubled debt restructuring	125	-	125
Income (loss) before income taxes	(18,548)	850	(17,698)

Provision for income taxes	(166)	-	(166)

Net loss	(18,714)	850	(17,864)

Net loss attributable to noncontrolling interest	2,100		2,100

Net loss attributable to the Partnership	$(16,614)		$(15,764)

Weighted average number of limited
partnership units outstanding	10,804		10,804

Basic and diluted net loss per limited partnership unit	$(1.54)		$(1.46)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Short-Term Opportunity Fund I LP
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of March 31, 2011.

b.	Reflects our disposition of Landmark I & II. Amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for Three Months Ended March 31, 2011

a.	Reflects our historical operations for the three months ended March 31, 2011.

b.	Reflects the historical revenues and expenses of Landmark I & II, including property management fees, asset management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2010

a.	Reflects our historical operations for the year ended December 31, 2010.

b.	Reflects the historical revenues and expenses of Landmark I & II, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

By: Behringer Harvard Advisors II LP, Co-General Partner

Dated: July 7, 2011	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer